[U.S. GLOBAL INVESTORS, INC. LOGO]


January 23, 1998


U.S. Global Accolade Funds
7900 Callaghan Road
San Antonio, Texas 78229

Ladies and Gentlemen:

I hereby consent to the incorporation by reference in Post-Effective Amendment No. 13 ("Amendment") to Registration Statement 2-35439 on Form N-1A ("Registration Statement") of U.S. Global Accolade Funds ("Trust") of my opinion with respect to the legality of the shares of the Trust representing interests in the Bonnel Growth Fund, MegaTrends Fund, Adrian Day Global Opportunity Fund and Regent Eastern European Fund, assuming that all of the shares are sold, issued and paid for in accordance with the terms of the Trusts' prospectuses and Statements of Additional Information as contained in this Registration Statement on Form N1-A.

I am licensed to practice law in the State of Texas and not in any other jurisdiction. I do not claim special expertise in the laws of any other jurisdiction.

I hereby consent to the use of this opinion as an exhibit to this Registration Statement filed under Part C. I further consent to reference in the prospectus of the Trust to the fact that this opinion concerning the legality of the issue has been rendered by me.

Sincerely,

/s/ Susan B. McGee

Susan B. McGee
Executive Vice President, Secretary

SBM:kle

                                                        7900 Callaghan Road
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                                                        San Antonio, Texas
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